SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15 (d) of
               the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported):

                         October 1, 1997


                  Florida Rock Industries, Inc.
      (Exact name of registrant as specified in its charter)



        Florida                      1-7159                 59-0573002
(State of Incorporation)     (Commission file number)      (IRS Employer
                                                            Identification No.)



        155 East 21st Street, Jacksonville, Florida  32206
    (Address of principal executive office including zip code)


                          (904) 355-1781
                 (Registrant's telephone number)



                        Page 1 of 2 Pages

Item 5.   Other Events

On October 1, 1997, the Board of Directors of Florida Rock Industries, Inc. (the "Company") declared a 2 for 1 stock split of its shares of common stock for shareholders of record on October 15, 1997. The stock split will be effective October 31, 1997.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  October 15, 1997

                              FLORIDA ROCK INDUSTRIES, INC.


                              By: /S/ JAMES J. GILSTRAP
                              Name:   James J. Gilstrap
                              Title:  Vice President, Treasurer and CFO




                        Page 2 of 2 Pages